Prospectus

Calvert First Government
Money Market Fund
April 30, 2007

Calvert
Investments That Make A Difference

A UNIFI Company

These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS
April 30, 2007

CALVERT FIRST GOVERNMENT MONEY MARKET FUND

About the Fund
2	Objective
2	Principal Investment Strategies
2	Principal Risks
5	Fees and Expenses

About Your Investment
6	About Calvert
7	Advisory Fees
7	How to Buy Shares/Getting Started
7	Choosing a Share Class
8	Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charge
9	Distribution and Service Fees
9	Account Application
10	How Shares are Priced
11	When Your Account Will be Credited
11	Other Calvert Features/Policies
(Exchanges, Minimum Account Balance, etc.)
14	Dividends, Capital Gains and Taxes
16	How to Sell Shares
19	Financial Highlights

Objective

Calvert First Government Money Market Fund (the "Fund") is a U.S. Government-only money market fund that seeks to earn the highest possible yield consistent with safety, liquidity, and preservation of capital. In pursuing its objective, the Fund invests only in U.S. Government obligations, including such obligations subject to repurchase agreements with recognized securities dealers and banks. The Fund seeks to maintain a constant net asset value of $1.00 per share.

Principal Investment Strategies

The Fund invests in money market instruments issued by the U.S. Treasury, such as U.S. Treasury bills and U.S. Treasury notes and bonds having short-term maturities, or by U.S. Government agencies and instrumentalities (collectively referred to herein as "U.S. Government obligations"). The Fund may invest in these securities directly or through repurchase agreements and variable-rate demand notes. All investments must comply with the SEC's money market fund requirements per Rule 2a-7 of the Investment Company Act of 1940, as amended.

Principal Risks

o

Investments in obligations not guaranteed by the full faith and credit of the U.S. Government are subject to the ability of the issuer to make payment at maturity. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively.   Securities issued by government-sponsored enterprises ("GSEs") such as Fannie Mae and Freddie Mac are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.  Such securities are only supported by the credit of the GSE.

o

The Fund's yield will change in response to market interest rates. In general, as market rates go up so will the Fund's yield, and vice versa. Although the Fund tries to keep the value of its shares constant at $1.00 per share, changes in market rates, and/or sudden credit deterioration of a holding could cause the value to decrease. The Fund limits the amount invested in any one issuer to try to lessen exposure.

o

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

First Government Performance

The following bar chart and table show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class O shares, the Fund's oldest class, has varied from year to year. The tables compare the Fund's returns over time to the Lipper U.S. Government Money Market Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other Classes of shares offered by this prospectus will be lower than the return of the Class O shares shown in the bar chart, as a result of the expenses of those Classes. Neither the bar chart nor the tables reflect any sales charge that you may be required to pay upon redemption of the Fund's Class B or C shares, and no sales charge has been applied to the index used for comparison in the tables. Any sales charge will reduce your return.

First Government Class O
Year-By-Year Total Return

Best Quarter (of periods shown)	Q4 '00	1.47%
Worst Quarter (of periods shown)	Q1 '04	0.08%

Average Annual Total Returns (as of 12.31.06)
	1 year	5 years	10 years
Calvert First Government Class O	4.30%	1.83%	3.25%
Lipper U.S. Government Money Market Funds Average	4.26%	1.77%	3.27%

Average Annual Total Returns (as of 12.31.06)
	1 year	5 years	Since
			Inception
			(4/1/98)
Calvert First Government Class B	2.97%	0.86%	1.90%
Lipper U.S. Government Money Market Funds Average	4.26%	1.77%	*

* For comparison purposes to Lipper, performance as of 4/30/98 is as follows: Class B is 1.88%; and Lipper U.S. Government Money Market Funds Average is 2.98%.

Average Annual Total Returns (as of 12.31.06)
	1 year	5 years	Since
			Inception
			(6/1/98)
Calvert First Government Class C	2.97%	0.86%	1.86%
Lipper U.S. Government Money Market Funds Average	4.26%	1.77%	*

* For comparison purposes to Lipper, performance as of 6/30/98 is as follows: Class C is 1.85%; and Lipper U.S. Government Money Market Funds Average is 2.93%.

For current yield information, call 800-368-2745, or visit Calvert's web site at www.calvert.com

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees	Class O	Class B	Class C
(paid directly from your account)

Maximum sales charge (load)	None	None	None
imposed on purchases
(as a percentage of offering price)

Maximum deferred sales charge (load)	None	5%[1]	1%[3]
(as a percentage of purchase or
redemption proceeds, whichever is lower)

Low balance fee	$3/month	N/A	N/A
(for accounts under $1,000)

Annual fund operating expenses[4]
(deducted from Fund assets)

Management fees	0.50%	0.50%	0.50%

Distribution and service (12b-1) fees	None	1.00%	1.00%

Other expenses[5]	0.23%	1.01%	1.33%

Total annual fund operating expenses[6]	0.73%	2.51%	2.83%

Less fee waiver and/or expense reimbursement	N/A	0.51%[2]	0.83%[2]

Net expenses	N/A	2.00%	2.00%

1  Acontingent deferred sales charge ("CDSC") of up to 5% is imposed on the proceeds of Class B shares according to the CDSC schedule of the Fund in which the Class B shares were originally purchased. That charge is imposed as a percentage of net asset value at the time of purchase or redemption, whichever is less. See "Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges."

2  Calverthas contractually agreed to limit net annual fund operating expenses through April 30, 2008. The contractual expense cap is shown as "Net expenses"; this is the maximum amount of operating expenses that may be charged to Class B and Class C shares for this period. For purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. Only the Board of Trustees of the Fund may terminate the Fund's expense cap during the contractual period. The example below reflects the expense limit but only through the contractual date. Under those circumstances, where the Advisor has provided to the Fund a contractual expense limitation, and to the extent any expense offset credits are earned (as described in footnote 6), the Advisor may benefit from the expense offset arrangement and the Advisor's obligation under the contractual limitation may be reduced by credits earned. The amount the Advisor benefited from the credit was 0.02% for each of Class B and Class C, for the most recent fiscal year.  See "Investment Advisor" in the Statement of Additional Information ("SAI").

3  Acontingent deferred sales charge of 1% is imposed on the proceeds of Class C shares redeemed within one year of the purchase of the Class C shares in the original Fund. That charge is imposed as a percentage of net asset value at the time of purchase or redemption, whichever is less. See "Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges."

4  Annualfund operating expenses are based on the Fund's most recent fiscal year. Management fees include the administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of the Advisor, Calvert Asset Management Company, Inc.

5  "Other expenses" includes custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties that provide recordkeeping and other administrative services.

6  Totalannual fund operating expenses reflect an indirect fee and fees before waivers. Indirect fees result from the Fund's expense offset arrangements with its custodian banks whereby the custodian fees may be paid indirectly by credits earned on the Fund's cash on deposit with the banks. These credits are used to reduce the Fund's expenses. The amount of this credit received by the Fund, if any, during the most recent fiscal year is reflected in the Financial Highlights Section, as the difference between line items "Expenses Before Offsets" and "Net Expenses." Net operating expenses after reductions for fees paid indirectly and fee waivers were 0.71% for Class O, for the year ended December 31, 2006.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

o	You invest $10,000 in the Fund for the time periods indicated;
o	You reinvest all dividends and distributions;
o	Your investment has a 5% return each year;
o	The Fund's operating expenses remain the same; and
o	Any expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Class	Number of Years Investment is Held
	1 Year	3 Years	5 Years	10 Years
O	$75	$233	$406	$906
B w/redemption	$703	$1,133	$1,490	$2,364
B w/o redemption	$203	$733	$1,290	$2,364
C w/ redemption	$303	$799	$1,421	$3,097
C w/o redemption	$203	$799	$1,421	$3,097

About Calvert

Calvert Asset Management Company, Inc. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the Fund's investment advisor. Calvert provides the Fund with investment supervision and management and office space, furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. As of March 31, 2007, Calvert was the investment advisor for 40 mutual fund portfolios, including the first family and broadest array of socially screened funds, and had over $14 billion in assets under management.

Advisory Fees

The aggregate annual advisory fee paid to Calvert by the Fund for the most recent fiscal year as a percentage of the Fund's average daily net assets was 0.25%. Note, the advisory fee does not include administrative service fees. A discussion regarding the basis for the Board's approval of the Fund's advisory agreement is available in the annual report for the year ended December 31, 2006.

HOW TO BUY SHARES

Getting Started - Before You Open an Account

You have a few decisions to make before you open an account in a mutual fund.

First, decide which fund or funds best suits your needs and your goals.

Second, decide what kind of account you want to open. Calvert offers individual, joint, trust, Uniform Gift/Transfer to Minor Accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, Qualified Profit-Sharing and Money Purchase Plans, Simple IRAs, SEP-IRAs, 403(b)(7) accounts, and several other types of accounts. Minimum investments are lower for the retirement plans.

Unless you are exchanging Class B shares or Class C shares of another Calvert Fund, you may only purchase Class O shares of the Fund.

Choosing a Share Class

The Fund offers three classes of shares, Class O, B, and C. Investors may purchase Class O directly. Class B and C may be purchased only by exchange from the same Class of another Calvert Fund.

Class O

Class O shares are sold with no front-end sales charge at the time of purchase and no back-end load when they are redeemed. Class O has no distribution plan under Rule 12b-1.

Class B

Class B shares may be purchased only by exchange from Class B shares of another Calvert Fund. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge of up to 5% upon redemption, determined in accordance with the schedule of the original Fund. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you and is retained by CDI. See "Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges" below. Class B has a distribution plan under Rule 12b-1.

Class B shares will automatically convert to Class O shares, according to the conversion schedule of the Class B shares of the original Fund. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares.

Class C

Class C shares may be purchased only by exchange from Class C shares of another Calvert Fund. Class C shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge of 1% upon redemption within one year of the purchase of the Class C shares in the original Fund. The deferred sales charge is deducted from the redemption proceeds otherwise payable to you and is retained by CDI. See "Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges" below. Class C has a distribution plan under Rule 12b-1.

Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charge

The CDSC will not be charged on shares you received as dividends or from capital gains distributions or on any capital appreciation (gain in the value) of shares that are sold.

Shares that are not subject to the CDSC will be redeemed first, followed by shares you have held the longest. The CDSC is calculated by determining the share value at both the time of purchase and redemption and then multiplying whichever value is less by the percentage that applies as shown above. If you choose to sell only part of your shares, the capital appreciation for those shares only is included in the calculation, rather than the capital appreciation for the entire account.

The CDSC on Class B Shares will be waived in the following circumstances:

o

Redemption upon the death or disability of the shareholder, plan participant, or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration.

o

Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder's Calvert retirement accounts.

o	The return of an excess contribution or deferral amounts, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code ("Code") of 1986, as amended.
o	Involuntary redemptions of accounts under procedures set forth by the Fund's Board of Trustees.
o

A single annual withdrawal under a systematic withdrawal plan of up to 10% per year of the shareholder's account balance, but no sooner than nine months from purchase date. This systematic withdrawal plan requires a minimum account balance of $50,000 to be established.

Distribution and Service Fees

Class B and C have adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay annual distribution fees of 0.75% for the sale and distribution of its shares. The distribution plan also pays service fees of 0.25% to persons (such as your financial professional) for services provided to shareholders. See "Method of Distribution" in the SAI for further discussion of these services. Because these distribution and service fees are paid out of Class assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The table below shows the maximum annual percentage payable under the distribution plan, and the amount actually paid by each class for the most recent fiscal year. The fees are based on average daily net assets.

Maximum Payable under Plan/Amount Actually Paid
Class O        None/None*
Class B        1.00%/1.00%**
Class C        1.00%/1.00%***

*  Class O does not have a distribution plan under Rule 12b-1. However, from its own resources, CDI may pay broker/dealers service fees of up to 0.05% of the Class O average daily net assets maintained by such broker/dealers.

**  Class B pays broker/dealers a service fee of 0.25%.  The service fee begins to accrue in the 1st month after purchase.  Class B shares may be purchased only by exchange from Class B shares of another Calvert Fund.  See "How to Buy Shares -- Choosing a Share Class."

***  Class C pays broker/dealers a service fee of 0.25% and additional compensation of 0.75% for a total annual percentage rate of 1%.  These fees begin to accrue in the 13th month after purchase.  Class C shares may be purchased only by exchange from Class C shares of another Calvert Fund.  See "How to Buy Shares -- Choosing a Share Class."

Account Application

Complete and sign an application for each new account. Please specify which class of shares you wish to purchase. For more information, contact your financial professional or our shareholder services department at 800-368-2748.

Minimum To Open an Account          Minimum additional investments

                  $2,000                                                  $250

(the Fund may charge a $2 service fee on subsequent purchases of less than $250)

The Fund may waive investment minimums and any applicable service fees for initial and subsequent purchases for investors who purchase shares through (1) certain omnibus accounts, and (2) certain wrap-fee programs that offer asset allocation services and charge an asset-based fee.  In addition, the Fund may waive investment minimums and any applicable service fees in other circumstances at its discretion.

Please make your check payable to the Fund and mail it to:

New Accounts	Subsequent Investments
(include application)	(include investment slip)

Calvert	Calvert
P.O. Box 219544	P.O. Box 219739
Kansas, City MO	Kansas City, MO
64121-9544	64121-9739

By Registered,	Calvert
Certified, or	c/o BFDS
Overnight Mail:	330 West 9th St.
Kansas City, MO 64105-1807

Please note that there are some federal holidays, such as Columbus Day and Veterans Day, when the Fund is open but federal wires and check purchases cannot be received because the banks and post offices are closed.

Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account.  The Fund requires your name, date of birth, residential street address or principal place of business, social security number, and employer identification number or other governmental issued identification when you open an account in order to verify your identity.  The Fund may place limits on account transactions while it is in the process of attempting to verify your identity.  If the Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.

How Shares are Priced

The price of shares is based on the Fund's net asset value ("NAV"). The NAV is computed per class by adding the value of the Fund's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. Securities held by the Fund are valued according to the "amortized cost" method, which is intended to stabilize the NAV at $1.00 per share.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Fund is open for business each day the NYSE is open.

When Your Account Will Be Credited

Your purchase will be processed at the NAV next  calculated after your order is received in good order, as defined below, and accepted. All of your purchases must be made in U.S. dollars. No cash or third-party checks will be accepted. No credit card or credit loan checks will be accepted. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchase orders must be sent to the Transfer Agent; however, as a convenience, check purchases received at Calvert's office in Bethesda, Maryland, will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any check purchase received without an investment slip may cause delayed crediting. Any purchase less than the $250 minimum for subsequent investments may be charged a service fee of $2. If your check does not clear your bank, your purchase will be canceled and you will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share). See "Request in Good Order."

Earning Dividends

If the Transfer Agent receives your wire purchase by 5 p.m. ET, your account will begin earning dividends on the next business day. Exchanges begin earning dividends the next business day after the exchange request is received by mail or telephone. Purchases received by check will begin earning dividends the next business day after they are credited to the account.

OTHER CALVERT FEATURES/POLICIES

Calvert Information Network

For 24 hour performance and account information, call 800-368-2745 or visit www.calvert.com.

You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of one phone call, 24 hours a day.

Note: The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.

Account Services

By signing up for services when you open your account, you avoid having to obtain a signature guarantee. If you wish to add services at a later date, the Fund requires a signature guarantee to verify your signature. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

Calvert Money Controller

Calvert Money Controller allows you to purchase or sell shares by electronic funds transfer without the time delay of mailing a check or the added expense of a wire. Use this service to transfer up to $300,000 electronically. Allow one or two business days after you place your request for the transfer to take place. Money transferred to purchase new shares will be subject to a hold of up to 10 business days before redemption requests will be honored. Transaction requests must be received by 4 p.m. ET. You may request this service on your initial account application. Calvert Money Controller transactions returned for insufficient funds will incur a $25 charge.

Telephone Transactions

You may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Fund, the shareholder servicing agent and their affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for most transactions; please review this statement and verify the accuracy of your transaction immediately.

Exchanges

Calvert offers a wide variety of investment options that include common stock funds, tax-exempt and corporate bond funds, and money market funds (call your broker/dealer or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert Funds if your investment goals change. The exchange privilege offers flexibility by allowing you to exchange shares on which you have already paid a sales charge from one mutual fund to another at no additional charge.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.

Shares may only be exchanged for shares of the same class of another Calvert Fund, and the exchange must satisfy the minimum investment amount for that Calvert Fund.

No CDSC is imposed on exchanges of shares subject to a CDSC at the time of the exchange. The applicable CDSC is imposed at the time the shares acquired by the exchange are redeemed.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (e.g., Columbus Day and Veterans Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

The Fund and CDI reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only). Orders are canceled within one business day, and the purchase price is returned to the investor. The Fund and CDI also may modify any terms or conditions of purchase of shares of the Fund (upon prior notice) or withdraw all or any part of the offering made by this prospectus.

The Fund's Board has adopted policies and procedures in an effort to detect and prevent market timing. The Fund is a series of First Variable Rate Fund for Government Income ("FVRF"), which believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement a Fund's investment strategies. In addition, market timing can disrupt the management of a Fund and raise its expenses through:  increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease a Fund's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. In addition to seeking to limit market timing by imposition of redemption fees, a Fund or Calvert at its discretion may reject any purchase or exchange request it believes to be market timing.

There is no guarantee that Calvert will detect or prevent market-timing activity.

Note: This Market Timing Policy does not apply to money market funds but may apply to other funds that may be offered by FVRF in the future.

Electronic Delivery of Prospectuses and Shareholder Reports

You may request to receive electronic delivery of prospectuses and annual and semi-annual reports by calling customer service at 1-800-368-2745.

Combined General Mailings (Householding)

Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call customer service at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

Special Services and Charges

The Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account or a stop payment on a draft. You may be required to pay a fee for these special services; for example, the fee for stop payments is $25. The Fund will charge a service fee of $25 for drafts returned for insufficient or uncollected funds.

If you are purchasing shares through a program of services offered by a broker/dealer or other financial institution, you should read the program materials together with this prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker/dealer or other agent.

Minimum Account Balance / Low Balance Fee

Please maintain a balance in each of your accounts of at least $1,000 per class. If the balance in your Class O account falls below the minimum during a month, a $3 monthly low balance fee will be charged to your account.

If the balance in your account falls below the minimum during a month, the account may be closed and the proceeds mailed to the address of record. You will receive notice that your account is below the minimum and will be closed if the balance is not brought up to the required minimum within 30 days.

Shares held through an omnibus account or wrap-fee program for which the Fund has waived investment minimums are not subject to this requirement.

Dividends, Capital Gains and taxes

The Fund accrues dividends daily and pays them monthly from its net investment income. Net investment income consists of interest income and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Fund does not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes.

Dividend Payment Options

Dividends and any distributions are automatically reinvested in the same Fund at NAV (without sales charge) unless you elect to have amounts of $10 or more paid in cash (by check or by Calvert Money Controller). Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify the Fund in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service returns the check as undeliverable, it, as well as future dividends and distributions, will be reinvested in additional shares. No dividends will accrue on amounts represented by uncashed distribution or redemption checks.

Federal Taxes

If taxable income or gains paid to you in the past year exceed $10, the Fund will mail to you Form 1099-DIV indicating the federal tax status of such payments. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested.

Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from U.S. government securities. Such dividends may be exempt from certain state income taxes.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

How to Sell Shares

You may redeem all or a portion of your shares on any day the Fund is open for business, provided the amount requested is not on hold. When you purchase by check or with Calvert Money Controller (electronic funds transfer), the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemption proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected. Drafts written during the hold period will be returned for uncollected funds.

Your shares will be redeemed at the next NAV calculated after your redemption request is received by the Transfer Agent in good order (less any applicable CDSC). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven (7) days to make payment. Calvert Money Controller redemptions generally will be credited to your bank account by the second business day after your phone call. The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. Please note that there are some federal holidays, however, such as Columbus Day and Veterans Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

The Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less, by making redemptions-in-kind (distributions of pro rata shares of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Fund to the shareholder. The shareholder will also bear any market risks associated with the security until the security can be sold.

Follow these suggestions to ensure timely processing of your redemption request:

By Telephone - call 800-368-2745

You may redeem shares from your account by telephone and have your money mailed to your address of record or electronically transferred or wired to a bank you have previously authorized. A charge of $5 may be imposed on wire transfers of less than $1,000.

Written Requests

Send your written requests to: Calvert, P.O. Box 219544, Kansas City, MO 64121-9544. Your letter should include your account number, fund/class name and the number of shares or the dollar amount you are redeeming. Please provide a daytime telephone number, if possible, for us to call if we have questions. If the money is being sent to a new bank, person, or address other than the address of record, your letter must be signature guaranteed.

Draftwriting

You may redeem shares in your account by writing a draft for at least $250. If you complete and return the signature card for Draftwriting, the Fund will mail bank drafts to you, printed with your name and address. Drafts may not be ordered until your initial purchase has cleared. Calvert will provide printed drafts (checks). You may not print your own. Any customer-printed checks will not be honored and will be returned without notice. The Fund will charge a service fee of $25 for drafts returned for insufficient or uncollected funds and for any stop payments on drafts. As a service to shareholders, shares may be automatically transferred between your Calvert money market accounts to cover drafts you have written. The signature of only one authorized signer is required to honor a draft.

Systematic Check Redemptions

If you maintain an account with a balance of $10,000 or more, you may have up to two (2) redemption checks for a fixed amount mailed to you at your address of record on the 15th of the month, simply by sending a letter with all information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed. Unless they otherwise qualify for a waiver, Class B or Class C shares redeemed by Systematic Check Redemption will be charged the CDSC.

Corporations and Associations

Your letter of instruction and corporate resolution should be signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).

Trusts

Your letter of instruction should be signed by the Trustee(s) (as Trustee(s)), with a signature guarantee. (If the Trustee's name is not registered on your account, please provide a copy of the trust document, certified within the last 60 days.)

Through your Broker/Dealer

Your broker/dealer must receive your request before the close of regular trading on the NYSE to receive that day's NAV. Your broker/dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

Request in Good Order

All requests (both purchase orders and redemption requests) must be received by the Transfer Agent in "good order." This means that your request must include:

o	The Fund name and account number.
o	The amount of the transaction (in dollars or shares).
o	Signatures of all owners exactly as registered on the account (for mail requests).
o	Signature guarantees (if required).*
o	Any supporting legal documentation that may be required.
o	Any outstanding certificates representing shares to be redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Please note: Notarization is not the equivalent of a signature guarantee.

Transactions are processed at the NAV next computed after the Transfer Agent has received all required information.

Purchase and Redemption of Shares Through a Financial Intermediary

The Fund has authorized one or more broker/dealers to accept on its behalf purchase and redemption orders.  Such broker/dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer's authorized designee, accepts the order in good order.  The customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker/dealer or the broker/dealer's authorized designee.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. The Fund's fiscal year end is December 31. Certain information reflects financial results for a single share by Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions), and does not reflect any applicable front- or back-end sales charge. The information has been derived from the Fund's financial statements, which were audited by KPMG LLP. Their report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

Financial Highlights

	Years Ended
	December 31,	December 31,	December 31,
Class O Shares	2006	2005	2004

Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.042	.025	.007
Distributions from
Net investment income	(.042)	(.025)	(.007)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	4.33%	2.50%	0.66%#
Ratios to average net assets: A
Net investment income	4.24%	2.46%	.65%
Total expenses	.73%	.76%	.78%
Expenses before offsets	.73%	.76%	.77%
Net expenses	.71%	.75%	.77%
Net assets, ending (in thousands)	$172,003	$165,619	$178,215

	Years Ended
	December 31,	December 31,
Class O Shares	2003	2002
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.005	.012
Distributions from
Net investment income	(.005)	(.012)
Net asset value, ending	$1.00	$1.00

Total return*	0.52%	1.19%
Ratios to average net assets: A
Net investment income	.53%	1.18%
Total expenses	.78%	.75%
Expenses before offsets	.78%	.75%
Net expenses	.77%	.75%
Net assets, ending (in thousands)	$175,282	$205,780

Financial Highlights

	Years Ended
	December 31,	December 31,	December 31,
Class B Shares	2006	2005	2004
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.029	.012	**
Distributions from
Net Investment Income	(.029)	(.012)	**
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	2.99%	1.25%	.03%
Ratios to average net assets: A
Net investment income	2.95%	1.15%	.03%
Total expenses	2.51%	2.45%	2.30%
Expenses before offsets	2.02%	2.01%	1.42%
Net expenses	2.00%	2.00%	1.41%
Net assets, ending (in thousands)	$1,782	$2,048	$2,862

	Years Ended
	December 31,	December 31
Class B Shares	2003	2002
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	**	.001
Distributions from
Net investment income	**	(.001)
Net asset value, ending	$1.00	$1.00

Total return*	.02%	.06%
Ratios to average net assets: A
Net investment income	.01%	.09%
Total expenses	2.14%	2.17%
Expenses before offsets	1.30%	1.78%
Net expenses	1.30%	1.78%
Net assets, ending (in thousands)	$2,944	$4,874

Financial Highlights

	Years Ended
	December 31,	December 31,	December 31,
Class C Shares	2006	2005	2004
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.029	.012	**
Distributions from
Net investment income	(.029)	(.012)	**
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	2.98%	1.24%	.03%
Ratios to average net assets: A
Net investment income (loss)	2.92%	1.20%	.03%
Total expenses	2.83%	2.74%	2.70%
Expenses before offsets	2.02%	2.01%	1.43%
Net expenses	2.00%	2.00%	1.43%
Net assets, ending (in thousands)	$1,022	$1,320	$1,506

	Years Ended
	December 31,	December 31,
Class C Shares	2003	2002
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	**	.001
Distributions from
Net investment income	**	(.001)
Net asset value, ending	$1.00	$1.00

Total return*	.02%	.08%
Ratios to average net assets: A
Net investment income	(.02%)	.11%
Total expenses	2.65%	2.72%
Expenses before offsets	1.33%	1.80%
Net expenses	1.33%	1.79%
Net assets, ending (in thousands)	$1,038	$1,303

A     Total expensesdo not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

#     On December 31, 2004, the Advisor voluntarily contributed $291,890 to the Fund's Class O shares to offset some embedded capital losses in the Fund's NAV, which are not deductible for tax purposes. This transaction was deemed a "payment by affiliate." This payment by affiliate is not available for distribution and therefore does not affect total return.

*     Total return is not annualized for periods less than one year.

**     Net investment income and distributions were less than $.001 per share.

To Open an Account:
800-368-2748

Performance and Prices:
www.calvert.com
Calvert Information Network
24 hours, 7 days a week
800-368-2745

Service for Existing Accounts:
Shareholders 800-368-2745
Brokers 800-368-2746

TDD for Hearing-Impaired:
800-541-1524

Calvert Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

Registered, Certified or
Overnight Mail:
Calvert
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Calvert Website
Address: www.calvert.com

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for the Fund provides more detailed information about the Fund including a description of the Fund's policies and procedures with respect to the disclosure of its Portfolio holdings. The SAI is incorporated into this prospectus by reference.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Fund by contacting your financial professional, or the Fund at:

Calvert Group, Ltd.
4550 Montgomery Ave.
Suite 1000N
Bethesda, MD 20814

Telephone: 1-800-368-2745

The Fund's SAI and Annual and Semi-Annual Reports are available free of charge, on Calvert's website at the Internet address listed below:

Calvert Website
www.calvert.com

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov.  Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act file: no. 811-2633 (First Variable Rate Fund)